                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 2002


                                BIOENVISION, INC.
               (Exact Name of Registrant as Specified in Charter)


                Delaware                               000-24875                             13-4025857

    (State or Other Jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
             Incorporation)


     One Rockefeller Plaza, Suite 1600, New York, New York    10020
           (Address of Principal Executive Offices)         (ZIP Code)



       Registrant's telephone number, including area code: (212) 445-6582


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         The Registrant is filing the attached material contracts as exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) and (b) Not Applicable

                  (c) Exhibit. The following exhibits are filed with this report:

                  10.22 Exclusive License Agreement by and between Baxter Healthcare Corporation, acting through its Edwards Critical-Care Division, and Implemed, dated as of May 6, 1997

                  10.23 License Agreement by and between Oklahoma Medical Research Foundation and Bridge Therapeutic Products, Inc., dated as of January 1, 1998

                  10.23(a) Amendment No. 1 to License Agreement by and among
                           Oklahoma Medical Research Foundation, Bioenvision, Inc. and Pathagon, Inc., dated May 7, 2002

                  10.24 Inter-Institutional Agreement between Sloan-Kettering Institute for Cancer Research and Southern Research Institute, dated as of August 31, 1998

                  10.25 License Agreement between University College London and Bioenvision, Inc., dated March 1, 1999

                  10.26 Research Agreement between Stegram Pharmaceuticals Ltd., Queen Mary and Westfield College and Bioenvision, Inc., dated June 8, 1999

                  10.27 Research and License Agreement between Bioenvision, Inc., Velindre NHS Trust and University College Cardiff Consultants, dated as of January 9, 2001

                  10.28 Co-Development Agreement between Bioenvision, Inc. and Ilex Oncology, Inc., dated March 9, 2001



                         [Signature on following page.]

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BIOENVISION, INC.

                                               By:  /s/ Christopher B. Wood
                                                    ----------------------------
                                                    Christopher B. Wood
                                                    Chief Executive Officer

Date:  June 21, 2002

                                  EXHIBIT INDEX

Exhibit           Description

10.22 Exclusive License Agreement by and between Baxter Healthcare Corporation, acting through its Edwards Critical-Care Division, and Implemed, dated as of May 6, 1997

10.23 License Agreement by and between Oklahoma Medical Research Foundation and Bridge Therapeutic Products, Inc., dated as of January 1, 1998

10.23(a) Amendment No. 1 to License Agreement by and among Oklahoma Medical Research Foundation, Bioenvision, Inc. and Pathagon, Inc., dated May 7, 2002

10.24 Inter-Institutional Agreement between Sloan-Kettering Institute for Cancer Research and Southern Research Institute, dated as of August 31, 1998

10.25 License Agreement between University College London and Bioenvision, Inc., dated March 1, 1999

10.26 Research Agreement between Stegram Pharmaceuticals Ltd., Queen Mary and Westfield College and Bioenvision, Inc., dated
                  June 8, 1999

10.27 Research and License Agreement between Bioenvision, Inc., Velindre NHS Trust and University College Cardiff Consultants, dated as of January 9, 2001

10.28 Co-Development Agreement between Bioenvision, Inc. ad Ilex Oncology, Inc., dated March 9, 2001